Exhibit 10.2

EXECUTION COPY

WAIVER AGREEMENT

This Waiver Agreement (this “Agreement”) is made as of October 10, 2018 by and among (i) MTech Acquisition Corp., a Delaware corporation (“Purchaser”), (ii) MJ Freeway LLC, a Colorado limited liability company (the “Company”), and (iii) MTech Sponsor LLC, a Florida limited liability company (“Holder”) of the Company. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, on or about the date hereof, Purchaser, MTech Acquisition Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Purchaser (“Pubco”), MTech Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), MTech Company Merger Sub LLC, a Colorado limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), the Company and the other parties named therein, have entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, (i) Purchaser Merger Sub will merge with and into Purchaser, with Purchaser continuing as the surviving entity (the “Purchaser Merger”), and with security holders of Purchaser receiving substantially equivalent securities of Pubco, and (ii) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers”), and with equity holders of the Company receiving shares of common stock of Pubco, and as a result of which Mergers, among other matters, Purchaser and the Company will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the Colorado Act;

WHEREAS, the Board of Directors of Purchaser has (a) approved and declared advisable the Merger Agreement, the Ancillary Documents, the Mergers and the other transactions contemplated by the Merger Agreement (collectively with the Mergers, the “Transactions”), (b) determined that the Transactions are fair to and in the best interests of Purchaser and its stockholders, and (c) recommended the approval and the adoption by Purchaser’s stockholders of the Merger Agreement, the Ancillary Documents, the Mergers and the other Transactions; and

WHEREAS, the undersigned, MTech Sponsor LLC, is the holder of all of the outstanding shares of Class B Common Stock, par value $0.0001 per share (“Founders’ Shares”), of Purchaser;

WHEREAS, Article FOURTH, Section B(b)(ii) of Purchaser’s Amended and Restated Certificate of Incorporation provides, among other things, that the Founders’ Shares will automatically convert into shares of Class A Common Stock, par value $0.0001 per share, (“Class A Common Stock”) of Purchaser upon consummation of an initial business combination, subject to adjustment if additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in Purchaser’s initial public offering (the “Anti-dilution Right”), excluding certain exempted issuances;

WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by Holder thereunder, and the expenses and efforts to be undertaken by Purchaser and the Company to consummate the Transactions, Purchaser, the Company and Holder desire to enter into this Agreement in order for Holder to waive the Anti-dilution Right in connection with the Mergers, subject to and effective upon the consummation of the Mergers.

NOW THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the undersigned hereby agrees as follows:

1.           Waiver. Subject to and conditioned upon the consummation of the Transactions, the undersigned Holder, solely in connection with and only for the purpose of the proposed Transactions, hereby waives the Anti-dilution Right pursuant to Article FOURTH, Section B(b)(ii) of the Company’s Amended and Restated Certificate of Incorporation. All other terms related to the Founders’ Shares shall remain in full force and effect, except as modified as set forth directly above, which modification shall be effective only upon the consummation of the Transactions.

2.           Miscellaneous.

(a)          Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of Purchaser, the Company or Holder shall have any rights or obligations hereunder, upon the earliest to occur of (i) the mutual written consent of Purchaser, the Company and Holder, and (ii) the date of termination of the Merger Agreement in accordance with its terms. The termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against another party hereto or relieve such party from liability for such party’s breach of any terms of this Agreement prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 2(a) shall survive the termination of this Agreement.

(b)          Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be assigned, transferred or delegated by Holder at any time without the prior written consent of Purchaser and the Company, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio. Each of the Company and Purchaser may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c)          Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)          Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth or referred to in Section 2(g). Nothing in this Section 2(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e)          WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

(f)          Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g)          Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Purchaser, to:

MTech Acquisition Corp.
10124 Foxhurst Court
Orlando, Florida 32836
Attn: Tahira Rehmatullah
Facsimile No.: (407) 370-3097
Telephone No.: (407) 345-8332
Email: tahira@mtechacquisitioncorp.com

With a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn:  Stuart Neuhauser, Esq.
           Matthew A. Gray, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email:  sneuhauser@egsllp.com
            mgray@egsllp.com

If to the Company, to:

MJ Freeway LLC
1601 Arapahoe Street, Suite 900
Denver, CO 80202
Attn: Jessica Billingsley, CEO
Facsimile No.: (888) 932-6537
Telephone No.: (888) 932-6537
Email: jessica@mjfreeway.com

With a copy to (which shall not constitute notice):

Graubard Miller
The Chrysler Building
405 Lexington Avenue - 11th Floor
New York, New York 10174
Attn:    David Alan Miller, Esq.
Facsimile No.: (212) 818-8881
Telephone No.: (212) 818-8661
Email:    DMiller@graubard.com

If to Holder, to: MTech Sponsor LLC 10124 Foxhurst Court Orlando, FL 32836 Attn: Scott Sozio Facsimile No.: (407) 370-3097 Telephone No.: (407) 345-8332 Email: scott@vandykeholdings.com

With a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn:    Stuart Neuhauser, Esq.
             Matthew A. Gray, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email:    sneuhauser@egsllp.com
              mgray@egsllp.com

(h)          Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Purchaser, the Company and the Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i)          Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j)          Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Purchaser and the Company will have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, Purchaser and the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k)          Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby; provided, that in the event of any Action arising out of or relating to this Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

(l)          Further Assurances. From time to time, at another party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(m)          Entire Agreement. This Agreement (together with the Merger Agreement to the extent referred to herein) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Purchaser or the Company, or any of the obligations of Holder under any other agreement between Holder and either Purchaser or the Company, respectively, or any certificate or instrument executed by Holder in favor of Purchaser or the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Purchaser or the Company or any of the obligations of Holder under this Agreement.

(n)          Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile or electronic signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first written above.

Purchaser:

MTECH ACQUISITION CORP.

By:
Name:
Title:

The Company:

MJ FREEWAY LLC

By:
Name:
Title:

Holder:

MTECH SPONSOR LLC

By:
Name:
Title:

{Signature Page to Waiver Agreement}